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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Triumph Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Triumph Group, Inc.
1550 Liberty Ridge
Suite 100
Wayne, Pennsylvania 19087
(610) 251-1000

Notice of Annual Meeting of Stockholders
To Be Held on July 12, 2004

To the holders of shares of common stock:

        You are invited to be present either in person or by proxy at the annual meeting of stockholders of Triumph Group, Inc. to be held at Triumph's principal executive offices at 1550 Liberty Ridge, Suite 100, Wayne, Pennsylvania 19087, on Monday, July 12, 2004, beginning at 9:00 a.m., local time, for the following purposes:

  1.
  To elect all eight directors for the coming year;

  2.
  To ratify the selection of Ernst & Young LLP as Triumph's independent auditors for the fiscal year ending March 31, 2005;

  3.
  To approve the Triumph Group, Inc. 2004 Stock Incentive Plan; and

  4.
  To transact any other business as may properly come before the meeting or any postponements or adjournments.

        Management currently knows of no other business to be presented at the meeting. If any other matters come before the meeting, the persons named in the enclosed proxy will vote with their judgment on those matters.

        The board of directors has fixed the close of business on May 28, 2004 as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournments. To make sure that your vote is counted, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting in person. A self-addressed, postage paid envelope is enclosed for your convenience. If you do attend the meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies which are returned properly signed but unmarked will be voted in favor of proposals made by Triumph.

By order of the board of directors,

Richard C. Ill President and CEO

June 7, 2004
Wayne, Pennsylvania

Your vote is important

        Please fill in, date and sign the accompanying proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting. No postage is necessary if the envelope is mailed in the United States.

Triumph Group, Inc.
1550 Liberty Ridge
Suite 100
Wayne, Pennsylvania 19087
(610) 251-1000

Proxy Statement
For 2004 Annual Meeting of Stockholders
To be held on July 12, 2004

General Information

        This proxy statement is sent by the board of directors of Triumph Group, Inc. to solicit proxies to be voted at its annual meeting of stockholders on Monday, July 12, 2004, to be held at 9:00 a.m., local time, at Triumph's offices at 1550 Liberty Ridge, Suite 100, Wayne, Pennsylvania 19087 and at any adjournments, for the purposes stated in the accompanying notice of the meeting. This proxy statement, the notice and the enclosed proxy card will first be mailed to stockholders entitled to vote on or about June 7, 2004.

        Sending a signed proxy will not affect your right to attend the meeting and vote in person because the proxy is revocable. You have the power to revoke your proxy by, among other methods, giving written notice to the secretary of Triumph at any time before your proxy is exercised or by attending the meeting and voting in person.

        When your proxy card is returned properly signed, your shares will be voted according to your instructions. The board knows of no matters that are likely to be brought before the meeting other than the matters specifically referred to in the notice of the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the meeting, will be authorized to vote or otherwise act with their judgment in those matters. In the absence of contrary instructions, your shares included on the enclosed proxy will be voted "FOR" the nominees for director stated thereon, "FOR" the ratification of the selection of Ernst & Young LLP as Triumph's independent auditors for the fiscal year ending March 31, 2005 and "FOR" the approval of the Triumph Group, Inc. 2004 Stock Incentive Plan.

Solicitation of Proxies

        Triumph will pay for this proxy solicitation. Officers and other regular employees of Triumph may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. Triumph is required to pay, upon request, the reasonable expenses incurred by record holders of common stock, who are brokers, dealers, banks, voting trustees or other nominees for mailing proxy material and annual stockholder reports to any beneficial owners of common stock they hold of record.

Quorum and Voting Rights

        Holders of record of Triumph's common stock as of the close of business on May 28, 2004, the record date, will be entitled to notice and to vote at the meeting and at any adjournments. Holders of shares of common stock are entitled to vote on all matters brought before the meeting.

        As of the record date, there were 15,860,064 shares of common stock outstanding and entitled to vote on the election of directors and all other matters. Holders of common stock will vote on all matters as a class. Each outstanding share of common stock entitles the holder to one vote. All votes will be counted by National City Bank.

        The presence in person or by proxy of the holders of a majority of the outstanding common stock is necessary to constitute a quorum at the meeting.

        Directors will be elected by a plurality of the votes cast by holders of common stock, voting together as a class, represented in person or by proxy at the meeting. Abstentions in the election of directors will be counted for the purpose of determining whether a quorum is present at the meeting but will not be considered as votes cast. Because directors are elected by a plurality of votes, abstentions will not have an impact on their election.

        The holders of common stock are entitled to cumulate their votes in the election of directors, which means a holder of common stock may cast as many votes in the aggregate as he or she is entitled to vote multiplied by the number of directors to be elected and to cast all votes for one director nominee or distribute these votes among two or more director nominees, as a holder sees fit. Each holder of common stock may indicate his or her preference on the enclosed proxy. If no preference is indicated, that holder's votes will be voted pro rata in favor of all nominees indicated. The holders of common stock may not vote for a greater number of persons than the number of nominees named.

        Ratification of the audit committee's selection of Triumph's auditors, approval of the Triumph Group, Inc. 2004 Stock Incentive Plan and any other matters brought before the meeting, other than the election of directors, will require the favorable vote of a majority of the shares of common stock voting together as a class, represented in person or by proxy at the meeting. Triumph is not aware of any matter, other than as referred to in this proxy statement, to be presented at the meeting. Abstentions in the ratification of the selection of Triumph's auditors, approval of the Triumph Group, Inc. 2004 Stock Incentive Plan and of any other proposals will be counted for the purpose of determining whether a quorum is present at the meeting and as votes cast and will have the effect of a negative vote.

        Broker non-votes for all proposals will not be counted in determining the presence of a quorum and will not be considered as votes cast, and will have no effect on the results of the votes.

Proposal No. 1—Election of Directors

        The board currently consists of seven directors: William O. Albertini, John R. Bartholdson, Richard C. Gozon, Richard C. Ill, Claude F. Kronk, Joseph M. Silvestri and George S. Simpson. The board has determined to increase the size of the board to eight directors and has nominated Terry D. Stinson to be Triumph's eighth director. At the meeting, the stockholders will elect each of the eight directors for a term ending at the next annual meeting of stockholders and until that director's successor is duly elected and qualified.

        The table below lists the name of each person nominated by the board to serve as a director for the coming year. All of the nominees, except Terry D. Stinson, are currently directors of Triumph with terms expiring at the meeting. Each nominee has consented to be named as a nominee and, to the knowledge of Triumph, is willing to serve as a director, if elected. Should any of the nominees not remain a nominee at the end of the meeting (a situation which is not anticipated), solicited proxies will be voted in favor of those who remain as nominees and may be voted for substitute nominees. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted pro rata "FOR" the election of William O. Albertini, John R. Bartholdson, Richard C. Gozon, Richard C. Ill, Claude F. Kronk, Joseph M. Silvestri, George S. Simpson and Terry D. Stinson.

Nominees	Age	Year First Elected a Director
Richard C. Ill	61	1993
John R. Bartholdson	59	1993
Richard C. Gozon	65	1993
Claude F. Kronk	72	1993
Joseph M. Silvestri	42	1994
William O. Albertini	60	1999
George S. Simpson	61	2002
Terry D. Stinson	62	—

        The principal occupations and qualifications of each nominee for director are as follows:

        Richard C. Ill has been President and Chief Executive Officer and a director of Triumph since 1993. Mr. Ill is a director of P.H. Glatfelter Company and a member of the board of governors of the Aerospace Industry Association and the advisory board of Outward Bound, USA.

        John R. Bartholdson has been Senior Vice President, Chief Financial Officer and Treasurer and a director of Triumph since 1993. Mr. Bartholdson is the chairman of the board of trustees and is chairman of the nominating and audit committees of PBHG Funds and PBHG Insurance Series Fund.

        Richard C. Gozon has been a director of Triumph since 1993. Mr. Gozon retired on March 31, 2002 from his position as Executive Vice President of Weyerhaeuser Company, a position which he held for more than five years. Weyerhaeuser Company is primarily an international forest products company. Mr. Gozon serves on the board of directors of U.G.I. Corporation, AmerisourceBergen Corporation and AmeriGas Partners, L.P.

        Claude F. Kronk has been a director of Triumph since 1993. Mr. Kronk retired on January 1, 1998 from his position as Vice Chairman and Chief Executive Officer of J&L Specialty Steel, Inc. J&L Specialty Steel, Inc. is primarily a manufacturer of flat rolled stainless steel in the United States. Mr. Kronk serves on the board of directors of Cold Metal Products, Co.

        Joseph M. Silvestri has been a director of Triumph since 1994. Mr. Silvestri has been employed by Citicorp Venture Capital, Ltd. since 1990 and has been a Vice President since 1995. Citicorp Venture Capital, Ltd. is a private equity investment company. Mr. Silvestri serves on the board of directors of Euramax International, Inc., MacDermid, Incorporated and Worldspan Technologies Inc.

        William O. Albertini has been a director of Triumph since May 1999. Mr. Albertini was Executive Vice President and Chief Financial Officer of Bell Atlantic Corp. from 1991 through 1997. In 1997, Mr. Albertini became Executive Vice President and Chief Financial Officer of Bell Atlantic Global Wireless, a wireless communication company, and remained in that position until his retirement on April 30, 1999. Mr. Albertini serves on the board of directors of Airgas, Inc., BlackRock Inc., Midwest Independent Transmission Service Operator, Inc. and Charming Shoppes, Inc.

        George S. Simpson has been a director of Triumph since 2002. Mr. Simpson retired in September 2001 from his position as Chief Executive Officer of Marconi Corporation plc, formerly GEC plc, a position which he held since September 1996. Marconi Corporation plc is a communications and information technology company. Mr. Simpson serves on the board of directors of Nestlé SA and Alstom SA.

        Terry D. Stinson has been Chairman and Chief Executive Officer of Xelus, Inc. since 2002. Xelus, Inc. is a computer software company specializing in asset management software. Mr. Stinson was

Chairman and Chief Executive Officer of Bell Helicopter Textron from 1997 through 2002. Mr. Stinson serves on the board of directors of Xelus, Inc., Lennox International Inc. and Enigma, Inc.

        The board recommends that stockholders vote "FOR" each of the nominees. The eight nominees receiving the highest number of affirmative votes will be elected as directors.

Meetings and Committees of the Board

        The board held five (5) meetings during Triumph's fiscal year ended March 31, 2004 and also acted by unanimous consent in writing. Each of Triumph's directors attended at least 75% of the aggregate of all meetings of the board during the fiscal year ended March 31, 2004. In addition, each of Triumph's directors attended at least 75% of the aggregate of all meetings of all committees of the board of which he was a member held during the fiscal year ended March 31, 2004. Each director is expected to attend Triumph's annual meeting of stockholders. Last year, all but one of the directors attended the annual meeting of stockholders.

        The standing committees of the board are the audit committee, the compensation and management development committee and the nominating and corporate governance committee. Triumph does not have an executive committee. All members of the audit committee, the compensation and management development committee and the nominating and corporate governance committee are independent directors.

        The audit committee, consisting of Messrs. Albertini (Chair), Gozon and Simpson, met ten (10) times during the last fiscal year. Triumph's board adopted the charter for the audit committee in July 2003. A copy of the current charter is included as Appendix A to this proxy statement and posted on Triumph's website at www.triumphgroup.com. The audit committee assists the board in its oversight of the integrity of Triumph's financial statements and disclosures and other internal control processes.

        The compensation and management development committee, consisting of Messrs. Gozon (Chair), Kronk and Silvestri, met one (1) time during the last fiscal year. Triumph's board adopted the charter for the compensation and management development committee in July 2003. A copy of the compensation and management development committee charter is posted on Triumph's website at www.triumphgroup.com. The compensation and management development committee periodically reviews and evaluates the compensation of Triumph's officers, administers Triumph's 1996 Stock Option Plan and establishes guidelines for compensation of other personnel.

        The nominating and corporate governance committee, consisting of Messrs. Albertini, Kronk (Chair) and Simpson, met one (1) time during the last fiscal year. Triumph's board adopted the charter for the nominating and corporate governance committee in July 2003. A copy of the nominating and corporate governance committee charter is posted on Triumph's website at www.triumphgroup.com.

        The nominating and corporate governance committee will consider nominees for director recommended by stockholders in accordance with the following procedures. As a stockholder, you may recommend any person as a nominee for director of Triumph for consideration by the nominating and corporate governance committee by submitting name(s) and respective supporting information for each named person in writing to the Nominating and Corporate Governance Committee of the Board of Directors, Triumph Group, Inc., 1550 Liberty Ridge, Suite 100, Wayne, Pennsylvania 19087. Recommendations should be received by February 10, 2005 for the 2005 Annual Meeting and should be accompanied by:

  •
  the name, residence and business address of the nominating stockholder;

  •
  a representation that the stockholder is a record holder of Triumph stock or holds Triumph stock through a broker, and the number of shares held;

  •
  information regarding each nominee which would be required to be included in a proxy statement;

  •
  a description of any arrangements or understandings between and among the stockholder and each nominee; and

  •
  the written consent of each nominee to serve as a director, if elected.

        The nominating and corporate governance committee has not established any specific minimum eligibility requirements for nominees, other than integrity, commitment and, with respect to a majority of the board, independence, or identified any specific qualities or skills necessary for directors to possess. However, when assessing a candidate's qualifications, the committee considers the candidate's experience, expertise, education, insight, judgment and skills. The committee does not have any specific process for identifying and evaluating nominees. The committee considers candidates proposed by directors, executive officers and stockholders, as well as those identified by third party search firms. Mr. Stinson was recommended by a third party search firm retained by Triumph to identify and evaluate nominees.

        Triumph's board adopted a Code of Business Conduct in February 2004. A copy of the Code of Business Conduct is posted on Triumph's website at www.triumphgroup.com.

Communications with Directors

        Triumph's board of directors provides a process for stockholders and interested parties to send communications to the board. Stockholders and interested parties may communicate with any of Triumph's directors, any committee chair, the non-management directors as a group or the entire board of directors by writing to the director, committee chair, non-management directors or the board in care of Triumph Group, Inc., Attention: Secretary, 1550 Liberty Ridge, Suite 100, Wayne, Pennsylvania 19087. Communications received by the Secretary for any Triumph director or group of directors are forwarded directly to the director or group of directors. If the communication is addressed to the board and no particular director is named, the communication will be forwarded, depending on the subject matter, to the appropriate committee chair, all non-management directors or all directors.

Compensation of Directors

        Directors who are also employees of Triumph do not receive additional compensation for serving as directors. For the fiscal year ended March 31, 2004, each director who was not an employee of Triumph received an annual fee of $15,000 and a fee of $1,000 for attendance at each board meeting (unless held by telephone conference call) and $500 for each committee meeting (unless held in connection with a board meeting or held by telephone conference call). For the fiscal year ending March 31, 2005, each director who is not an employee of Triumph will receive an annual fee of $25,000, but will not receive any additional fees for attendance at meetings. In addition, chairs of board committees will receive an additional annual fee of $4,000 and non-chair members of the audit committee will receive an additional fee of $2,000. Each director who is not an employee of Triumph is entitled to receive options to purchase shares of common stock under the Triumph Group, Inc. Directors' Stock Option Plan. Any options granted under the directors' plan are in addition to other compensation paid to those directors. All directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the board or its committees.

Report of Audit Committee

        The audit committee of the board of directors is composed of three independent directors and operates under a written charter adopted by the board. The members of the audit committee are not professionally engaged in the practice of auditing or accounting nor are they experts in the fields of auditing or accounting, including in respect of auditor independence. However, all committee members are financially literate. In addition, the board has determined that Mr. Albertini is an "audit committee financial expert" and is considered "independent" as defined in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.

        Management is responsible for Triumph's internal controls and the financial reporting process, including the presentation and integrity of our financial statements. Triumph's independent auditors are responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes on behalf of the board of directors. The audit committee also selects and approves the compensation of our independent auditors.

        In fiscal 2004, the audit committee met and held private discussions with management, the independent auditors and the accounting firm engaged to serve as Triumph's internal auditors. In addition, the members of the audit committee reviewed (independently or collectively) Triumph's financial statements before such statements were filed with the SEC in Triumph's periodic reports on Forms 10-Q and 10-K and all press releases containing earnings reports. Management represented to the audit committee that Triumph's financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the audit committee reviewed and discussed the financial statements with management and the independent auditors. The audit committee also discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, Communication with Audit Committees.

        Triumph's independent auditors, Ernst & Young LLP, also provided to the audit committee the written disclosures required by Rule 3600T of the Public Company Accounting Oversight Board, which adopts on an interim basis Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the audit committee its independence. The audit committee also considered the compatibility of non-audit services with Ernst & Young LLP's independence. Based on these discussions and disclosures, the audit committee concluded that Ernst & Young LLP is independent from Triumph and its management.

        Based on the audit committee's discussion with management and the independent auditors and its review of the representation of management and the report of the independent auditors to the audit committee, the audit committee recommended that the board include the audited financial statements in Triumph's Annual Report on Form 10-K for the year ended March 31, 2004, to be filed with the SEC.

Audit Committee

William O. Albertini (Chairman) Richard C. Gozon George S. Simpson

        This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Triumph specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

Executive Compensation

        The following table summarizes the compensation paid to the President and Chief Executive Officer and to each of the four most highly compensated executive officers of Triumph, other than the President and Chief Executive Officer, for the fiscal years ended March 31, 2004, 2003 and 2002. Information regarding Triumph's executive officers is incorporated herein by reference to the 2003 Annual Report on Form 10-K enclosed with this Proxy Statement.

        "Bonus" consists of cash bonuses earned in the fiscal year identified, of which only a portion was paid in that year to Messrs. Ill and Bartholdson at their request and the balance was deferred.

        "Other Annual Compensation" reflects amounts contributed by Triumph to its 401(k) Plan for the benefit of the named employee.

        "All Other Compensation" consists of imputed income related to Triumph's Supplemental Executive Retirement Plan ("SERP"), imputed income related to group term life insurance and tax preparation allowances.

Summary Compensation Table

Annual Compensation
Name and Position				Other Annual Compensation	All Other Compensation(1)
	Year	Salary	Bonus
Richard C. Ill President and Chief Executive Officer	2004 2003 2002	$510,000 510,000 480,000	$150,000 175,000 312,000	$6,000 5,725 5,325	$10,868 15,201 15,551	(2) (3) (4)
John R. Bartholdson Senior Vice President, Chief Financial Officer and Treasurer	2004 2003 2002	$395,000 395,000 375,000	$110,000 135,000 225,000	$6,741 5,500 5,241	$8,995 12,916 12,269	(5) (6) (7)
Lawrence J. Resnick Senior Vice President—Operations	2004 2003 2002	$245,500 241,500 233,500	$100,000 100,000 110,000	$6,213 5,483 4,880	$952 917 1,075	(8) (9) (10)
Richard M. Eisenstaedt Vice President, General Counsel and Secretary	2004 2003 2002	$215,000 212,000 202,000	$75,000 60,000 110,000	$6,023 5,575 5,168	$2,934 2,875 2,875	(11) (12) (13)
Kevin E. Kindig Vice President and Controller	2004 2003 2002	$154,000 150,000 130,000	$30,000 60,000 50,000	$4,620 4,500 3,900	$748 739 582	(14) (15) (16)

(1)
Amounts included in this column which relate to compensation received in connection with the SERP represent the income imputed to each executive officer for each of the years shown. The SERP was amended effective January 1, 2003. See the discussion under the "Supplemental Executive Retirement Plan."

(2)
Includes: (i) $2,434, representing income imputed to the executive officer pursuant to the SERP; (ii) $4,902, representing income imputed to the executive officer under Triumph's group term life insurance policy; and (iii) a tax preparation allowance of $3,532.

(3)
Includes: (i) $8,049, representing income imputed to the executive officer pursuant to the SERP; (ii) $4,902, representing income imputed to the executive officer under Triumph's group term life insurance policy; and (iii) a tax preparation allowance of $2,250.

(4)
Includes: (i) $8,049, representing income imputed to the executive officer pursuant to the SERP; (ii) $4,902, representing income imputed to the executive officer under Triumph's group term life insurance policy; and (iii) a tax preparation allowance of $2,600.

(5)
Includes: (i) $1,593, representing income imputed to the executive officer pursuant to the SERP; (ii) $3,970, representing income imputed to the executive officer under Triumph's group term life insurance policy; and (iii) a tax preparation allowance of $3,532.

(6)
Includes: (i) $6,796, representing income imputed to the executive officer pursuant to the SERP; (ii) $3,870, representing income imputed to the executive officer under Triumph's group term life insurance policy; and (iii) a tax preparation allowance of $2,250.

(7)
Includes: (i) $6,199, representing income imputed to the executive officer pursuant to the SERP; (ii) $3,870, representing income imputed to the executive officer under Triumph's group term life insurance policy; and (iii) a tax preparation allowance of $2,200.

(8)
Includes: (i) $322, representing income imputed to the executive officer pursuant to the SERP; and (ii) $630, representing income imputed to the executive officer under Triumph's group term life insurance policy.

(9)
Includes: (i) $287, representing income imputed to the executive officer pursuant to the SERP; and (ii) $630, representing income imputed to the executive officer under Triumph's group term life insurance policy.

(10)
Includes: (i) $287, representing income imputed to the executive officer pursuant to the SERP; and (ii) $788, representing income imputed to the executive officer under Triumph's group term life insurance policy.

(11)
Includes: (i) $612, representing income imputed to the executive officer pursuant to the SERP; and (ii) $2,322, representing income imputed to the executive officer under Triumph's group term life insurance policy.

(12)
Includes: (i) $553, representing income imputed to the executive officer pursuant to the SERP; and (ii) $2,322, representing income imputed to the executive officer under Triumph's group term life insurance policy.

(13)
Includes: (i) $553, representing income imputed to the executive officer pursuant to the SERP; and (ii) $2,322, representing income imputed to the executive officer under Triumph's group term life insurance policy.

(14)
Includes: (i) $118, representing income imputed to the executive officer pursuant to the SERP; and (ii) $630, representing income imputed to the executive officer under Triumph's group term life insurance policy.

(15)
Includes: (i) $109, representing income imputed to the executive officer pursuant to the SERP; and (ii) $630, representing income imputed to the executive officer under Triumph's group term life insurance policy.

(16)
Includes: (i) $109, representing income imputed to the executive officer pursuant to the SERP; and (ii) $473, representing income imputed to the executive officer under Triumph's group term life insurance policy.

Option Grants In Last Fiscal Year

        The following table lists, for each of the named executive officers, information about options granted under Triumph's 1996 Stock Option Plan during the fiscal year ended March 31, 2004.

        The following options were granted on November 12, 2003. The options vest in four equal installments on each of the first, second, third and fourth anniversaries of the grant date.

        The exercise price for each option is equal to the fair market value of the common stock on the date of grant.

        Potential realizable value is based on the assumed annual growth rates listed, compounded annually for the ten-year option term.

        The dollar amounts set forth under this heading are the results of calculations required by the SEC and are not intended to forecast possible future appreciation, if any, of the value of the common stock.

	Individual Grants
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value At Assumed Annual Rates of Stock Appreciation for Option Term
Name			Exercise or Base Price ($/sh)	Expiration Date
					5%	10%
Richard C. Ill	40,000	13.51%	$32.83	11/12/13	$826,007.30	$2,093,347.03
John R. Bartholdson	40,000	13.51%	$32.83	11/12/13	$826,007.30	$2,093,347.03
Lawrence J. Resnick	20,000	6.76%	$32.83	11/12/13	$413,003.65	$1,046,673.51
Richard M. Eisenstaedt	20,000	6.76%	$32.83	11/12/13	$413,003.65	$1,046,673.51
Kevin E. Kindig	20,000	6.76%	$32.83	11/12/13	$413,003.65	$1,046,673.51

Fiscal Year End Option Values

        The following table lists, for each of the named executive officers, information about the value of unexercised options at March 31, 2004.

        The fair market value of "in-the-money" options was calculated based on the difference between the exercise price of the options held and the closing price per share for common stock on the NYSE of $33.05 on March 31, 2004, multiplied by the number of options held.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Underlying In-the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable
Richard C. Ill	0	0	88,000/65,000	$623,988.48/8,800.00
John R. Bartholdson	0	0	88,000/65,000	$623,988.48/8,800.00
Lawrence J. Resnick	0	0	46,867/32,500	$410,196.35/4,400.00
Richard M. Eisenstaedt	0	0	29,500/32,500	$190,410.00/4,400.00
Kevin E. Kindig	0	0	22,500/29,500	$170,574.00/4,400.00

Supplemental Executive Retirement Plan

        Triumph adopted a Supplemental Executive Retirement Plan ("SERP") in 1999 for certain executive employees, including the named executive officers. The SERP was last amended effective November 1, 2003. SERP benefits are payable upon normal retirement, which is age 65. Early retirement benefits are available with an actuarial reduction for early commencement.

        The compensation committee determines the annual benefit for each participant and designs the individualized SERP packages accordingly. The maximum annual SERP benefit payable at age 65 for Messrs. Ill, Bartholdson, Resnick, Eisenstaedt and Kindig is $360,515, $311,854, $54,132, $45,321 and $19,749, respectively.

        These benefits are fixed amounts, but are subject to change with the approval of the compensation committee. The SERP is considered unfunded for tax purposes and for purposes of Title I of ERISA.

Employment Agreements

        Triumph entered into employment agreements with Richard C. Ill and John R. Bartholdson, effective January 1, 2003, pursuant to which Messrs. Ill and Bartholdson serve as President and Chief Executive Officer and as Senior Vice President and Chief Financial Officer, respectively, of Triumph through December 31, 2006, unless earlier terminated by the board or, in certain circumstances following a change in control transaction, by the executive. These agreements provide for an annual salary to Mr. Ill of not less than $510,000 and to Mr. Bartholdson of not less than $395,000, plus incentive compensation as determined by the board or the compensation committee, by authority delegated by the board, and comparable benefits and perquisites given to other members of senior management. The annual base salaries of Messrs. Ill and Bartholdson are subject to increases as shall be approved by the board, with such increases constituting the new base salaries of Messrs. Ill and Bartholdson for purposes of their respective employment agreements. Messrs. Ill and Bartholdson are entitled to severance and other payments following the earlier termination of employment by Triumph or upon termination by the executive following a change in control of Triumph. The executive may terminate his employment following a change in control transaction, if as a result of this change in control, the executive in good faith is unable to carry out his duties and responsibilities, the executive is required to accept a material reduction in his duties and responsibilities, or a geographical relocation, the executive's current base salary, incentive compensation or benefits and perquisites are reduced, the successor company fails to assume the executive's employment agreement, or any other material breach by Triumph or the successor company under the executive's employment agreement. In the event of any early termination (other than for "cause," death or disability), Messrs. Ill and Bartholdson are entitled to receive a severance payment from Triumph equal to one-twelfth of their respective salaries for 24 months, to fully vested rights in the SERP (or in any replacement or supplemental plan designed to provide such benefits) and to the acceleration of any unvested stock options, and the termination of any forfeiture provisions applicable to restricted stock. Messrs. Ill and Bartholdson are required to devote substantially all of their time and effort during normal business hours (reasonable sick leave and vacations excepted) to the business and affairs of Triumph.

        Triumph has also entered into an employment agreement with Lawrence J. Resnick, effective January 1, 2003. Pursuant to his employment agreement, Mr. Resnick serves as Vice President of Triumph through December 31, 2006, unless earlier terminated by the board, or in certain circumstances following a change in control transaction by the executive. Mr. Resnick was promoted to Senior Vice President—Operations effective April 1, 2004.

        This agreement provides for an annual salary to Mr. Resnick of not less than $241,600, plus incentive compensation as determined by the board or the compensation committee, by authority delegated by the board, and comparable benefits and perquisites given to other members of senior management. The annual base salary of Mr. Resnick is subject to increases as shall be approved by the board, with such increases constituting the new base salary of Mr. Resnick for purposes of his employment agreement. Mr. Resnick is entitled to severance and other payments following the earlier termination of employment by Triumph or upon termination by the executive following a change in control of Triumph. The executive may terminate his employment following a change in control transaction, if as a result of this change in control, he in good faith is unable to carry out his duties and responsibilities, he is required to accept a material reduction in his duties and responsibilities, or a geographical relocation, the executive's current base salary, incentive compensation or benefits and perquisites are reduced, the successor company fails to assume his employment agreement, or any other material breach by Triumph or the successor company under the executive's employment agreement. In the event of any early termination (other than for "cause," death or disability), Mr. Resnick is entitled to receive a severance payment from Triumph equal to one-twelfth of his salary for 24 months, to fully vested rights in the SERP (or in any replacement or supplemental plan designed to provide such benefits), and to the acceleration of any unvested stock options. Mr. Resnick is required to devote substantially all of his time and effort during normal business hours (reasonable sick leave and vacations excepted) to the business and affairs of Triumph.

Report of Compensation and Management Development Committee on Executive Compensation

Overall Policy

        Triumph's executive compensation program is designed to be closely linked to corporate performance and results. To this end, Triumph has developed an overall compensation plan to provide its executive officers with the opportunity to earn cash compensation plus the opportunity to accumulate stock-based wealth commensurate with the long-term growth and value created for Triumph's stockholders. Triumph's compensation strategy is to place the major portion of total compensation at risk in the form of annual incentives and long-term, stock-based compensation programs. The overall objectives of this strategy are to attract and retain the best and most experienced executive talent, to motivate these executives to achieve the goals inherent in Triumph's business strategy, to link executive and stockholder interests through equity-based plans and finally to provide a compensation package that recognizes individual contributions as well as overall business results.

        The compensation and management development committee receives from time to time comprehensive data and analyses from independent compensation consultants who evaluate Triumph's compensation program against industry and peer group norms. Triumph seeks to offer base salaries for Triumph's executive officers at levels that are competitive with its industry group, that is, companies of similar size in the aviation and general manufacturing industries. In addition, Triumph provides significant incentive opportunities for its executive officers. Triumph's target for total cash compensation opportunities (salary plus bonus) is between the median and the 75th percentile for its industry group, with significant variability based on company-wide, business unit and individual performance. Triumph's annual incentive plan for executive officers is tied to business plans using a performance matrix based on consolidated return on operating assets, operating income and earnings per share. For the two most highly compensated executive officers, Triumph's target for annual incentive awards, as a percentage of annual base compensation, is 60% and 55%, respectively, and their maximum annual incentive awards are 120% and 110%, respectively. Triumph's other executive officers have annual incentive award opportunities which are determined by the executive officer's job function and level within Triumph. The actual award is established by the President and Chief Executive Officer of Triumph based on the performance of Triumph and the individual, subject to the review and approval of the compensation and management development committee. Stock options are awarded to executive officers and other management employees to align the interest of Triumph's management with those of its stockholders.

        The compensation and management development committee determines the compensation of Richard C. Ill, the President and Chief Executive Officer of Triumph, and of John R. Bartholdson, the

Senior Vice President, Chief Financial Officer and Treasurer of Triumph. In addition, the board reviews the compensation proposed by Messrs. Ill and Bartholdson to be awarded to Triumph's other executive officers, Triumph's two Group Presidents, and the presidents and certain other key executives of each of Triumph's operating locations.

        As discussed above, the key elements of Triumph's executive compensation consist of base salary, annual bonus, and options granted under Triumph's option plans. The compensation and management development committee's policies for each of these elements, including the basis for the compensation awarded to Mr. Ill, Triumph's President and Chief Executive Officer, are discussed below.

        In addition, while the elements of compensation described below are considered separately, the compensation and management development committee takes into account the full compensation package afforded by Triumph to the individual, including matching under its 401(k) plan, insurance and other benefits including the individual's participation in the SERP and Triumph's company-owned life insurance program, as well as the programs described below.

Base Salaries

        Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies in Triumph's industry group. Annual salary adjustments are determined by evaluating the performance of Triumph and of each executive officer, and also take into account new responsibilities.

        For the base salary granted to Mr. Ill for the fiscal year ended March 31, 2004, the compensation and management development committee took into account a comparison of base salaries of chief executive officers of Triumph's industry group, Triumph's success in meeting its financial objectives in this fiscal year, the success of Triumph's financial performance compared with similar companies engaged in providing products and services to the aviation industry, the economic conditions encountered within the aviation industry generally, the performance of the common stock and the ability of Triumph to enhance stockholder value generally and the assessment by the compensation and management development committee of Mr. Ill's individual performance. The compensation and management development committee also took into account the longevity of Mr. Ill's service to Triumph and its belief that Mr. Ill is an excellent representative of Triumph to the public by virtue of his stature in the community and the industry. Mr. Ill was granted a base salary of $510,000 for the fiscal year ended March 31, 2004.

Annual Bonus

        Incentive compensation awards to executive officers under Triumph's annual bonus program constitute performance-based compensation. At the 2002 annual meeting of stockholders, Triumph received stockholder approval of the material terms of performance goals for the incentive compensation awards to be awarded to Triumph's executive officers during the next five years. As a result, Triumph is now able to receive tax deductions for annual bonuses awarded to executive officers until the 2007 annual meeting. Triumph intends in the future to fully comply with the requirements for full deductibility. However, the compensation and management development committee reserves the right to authorize compensation that may not be fully deductible if it determines that it is in the best interest of Triumph to do so.

        Triumph's executive officers are eligible for an annual cash bonus. The corporate performance measure for bonus payments is tied to earnings per share. Where appropriate, individual non-financial performance measures are considered in determining bonuses.

        For the two most highly compensated executive officers, Triumph's target for annual incentive awards for the fiscal year ended March 31, 2004, as a percentage of annual base compensation, was 60% and 55%, respectively, and their maximum annual incentive awards are 120% and 110%, respectively. No payment under the annual incentive plan to any one executive officer in any fiscal year shall exceed $1.5 million.

        Triumph did not meet its planned levels of performance for the year in earnings per share goals for the fiscal year ended March 31, 2004. As the financial performance goals were not met, Mr. Ill's bonus was reduced to $150,000 for fiscal year ended March 31, 2004, which is a decrease of 14% from the prior year's bonus of $175,000.

Stock Options

        Under Triumph's 1996 Stock Option Plan, stock options may be granted to Triumph's executive officers as well as its other employees. The compensation and management development committee sets guidelines for the size of stock option awards based on similar factors, including competitive compensation data, as are used to determine base salaries and annual bonus. In the event of poor corporate performance, the compensation and management development committee may elect not to award options.

        Stock options are designed to align the interests of executives with those of the stockholders. Stock options are granted with an exercise price equal to the market price of the common stock on the date of grant, vest over four years and may be exercised for up to ten years from the date of grant. This approach is designed to incentivize the creation of stockholder value over the long term because the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

        During the fiscal year ended March 31, 2004, 140,000 options to purchase shares of common stock were granted to executive officers of Triumph. The compensation and management development committee believes that significant equity interests in Triumph held by Triumph's management align the interests of stockholders and management.

        If Proposal No. 3 is approved, the 1996 Stock Option Plan will be terminated and stock options and other stock awards will be granted under the 2004 Stock Incentive Plan, as described under "Proposal No. 3—Approval of the Triumph Group, Inc. 2004 Stock Incentive Plan."

Restricted Stock

        Effective January 3, 2001, the compensation and management development committee awarded 17,000 shares and 10,000 shares of restricted stock to Messrs. Ill and Bartholdson, respectively. The awards were in recognition of the significant growth of Triumph under their leadership and, in the opinion of the compensation and management development committee, brings the overall compensation for these two executives in line with senior executives at other companies in Triumph's peer group that demonstrate superior performance. As of March 31, 2004, all 17,000 shares of Mr. Ill's restricted stock and all 10,000 shares of Mr. Bartholdson's restricted stock were vested.

Conclusion

        Through the programs described above, a significant portion of Triumph's executive compensation is linked directly to individual and corporate performance and stock price performance relative to that of the overall market as well as the industry index. The compensation and management development committee intends to continue the policy of linking executive compensation to corporate performance and returns to stockholders, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                      Compensation and Management Development Committee

                      Richard C. Gozon (Chairman)
                      Claude F. Kronk
                      Joseph M. Silvestri

        This report of the compensation and management development committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Triumph specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

Compensation Committee Interlocks and Insider Participation

        The compensation and management development committee of the board is composed of Richard C. Gozon, Claude F. Kronk and Joseph M. Silvestri. None of the members of the compensation and management development committee are officers or employees of Triumph or any of its subsidiaries nor have any of them ever been officers or employees of Triumph or any of its subsidiaries during the fiscal year ended March 31, 2004.

Security Ownership of Principal Stockholders and Management

        As of May 14, 2004, the following nominees for director, the following executive officers, all directors and executive officers as a group, and the following 5% beneficial owners, were known to Triumph to be beneficial owners (as defined in regulations issued by the SEC) of the outstanding common stock shown below.

        A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from the date of this proxy statement upon the exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by that person (but not those held by any other person) and that are exercisable within 60 days from the date of this proxy statement have been exercised.

        Unless otherwise indicated, the address of each person identified is c/o 1550 Liberty Ridge, Suite 100, Wayne, Pennsylvania 19087.

        Unless otherwise noted, Triumph believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

        The percent of total shares outstanding is based upon 15,860,064 outstanding shares of common stock.

	Shares Beneficially Owned
Name	Number	Percent of Total Shares Outstanding
Richard C. Ill(1)	285,193	1.8%
John R. Bartholdson(2)(3)	249,676	1.6%
Lawrence J. Resnick(4)	104,637	*
Richard M. Eisenstaedt(5)	35,500	*
Kevin E. Kindig(6)(7)	47,263	*
Richard C. Gozon(8)	75,928	*
Claude F. Kronk(9)	69,802	*
Joseph M. Silvestri(10)	28,142	*
William O. Albertini(11)	20,333	*
George S. Simpson(12)	10,833	*
Terry Stinson	—	—
Private Capital Management, L.L.P.(13) 3003 Tamiami Trail North Naples, FL 34103	2,383,467	15.0%
Merrill Lynch & Co., Inc.(14) 800 Scudders Mill Road Plainsboro, NJ 08536	2,091,845	13.2%
Wellington Management Company, LLP(15) 75 State Street Boston, MA 02102	1,483,200	9.4%
FMR Corp.(16) 82 Devonshire Street Boston, MA 02109	927,300	5.8%
Dimensional Fund Advisors Inc.(17) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	878,670	5.5%

Barclays Global Investors NA(18) 200 Park Avenue New York, NY 08536	797,464	5.0%
All executive officers and directors as a group (11 persons)	927,307	5.8%

*
Less than one percent.

(1)
Mr. Ill currently holds stock options to purchase 98,000 shares of common stock, which options may be exercised in the next 60 days. This amount also includes 17,000 shares of restricted common stock all of which have vested.

(2)
Mr. Bartholdson currently holds stock options to purchase 98,000 shares of common stock, which options may be exercised in the next 60 days. This amount also includes 10,000 shares of restricted common stock all of which have vested.

(3)
Mr. Bartholdson disclaims beneficial ownership of 4,650 shares of common stock beneficially owned by his daughter.

(4)
Mr. Resnick currently holds options to purchase 51,867 shares of common stock, which options may be exercised in the next 60 days.

(5)
Mr. Eisenstaedt currently holds stock options to purchase 34,500 shares of common stock, which options may be exercised in the next 60 days.

(6)
Mr. Kindig currently holds stock options to purchase 26,500 shares of common stock, which options may be exercised in the next 60 days.

(7)
Mr. Kindig disclaims beneficial ownership of 210 shares of common stock beneficially owned by his children.

(8)
Mr. Gozon currently holds stock options to purchase 4,833 shares of common stock, which options may be exercised in the next 60 days.

(9)
Mr. Kronk currently holds stock options to purchase 4,833 shares of common stock, which options may be exercised in the next 60 days.

(10)
Mr. Silvestri currently holds stock options to purchase 4,833 shares of common stock, which options may be exercised in the next 60 days.

(11)
Mr. Albertini currently holds stock options to purchase 2,833 shares of common stock, which options may be exercised in the next 60 days.

(12)
Mr. Simpson currently holds stock options to purchase 833 shares of common stock, which options may be exercised in the next 60 days.

(13)
According to the Schedule 13G/A filed with the SEC by Private Capital Management, Inc.

(14)
According to the Schedule 13G/A filed with the SEC by Merrill Lynch & Co., Inc.

(15)
According to the Schedule 13G/A filed with the SEC by Wellington Management Company, LLP.

(16)
According to the Schedule 13G filed by FMR Corp.

(17)
According to the Schedule 13G/A filed with the SEC by Dimensional Fund Advisors Inc.

(18)
According to the Schedule 13G/A filed with the SEC by Barclays Global Investors NA.

Performance Graph

        The following graph compares the percentage change in cumulative total stockholder return on the common stock, on a quarterly basis, from March 31, 1999 to the present with the cumulative total return over the same period of (i) the Aerospace/Defense Industry Index published by Standard & Poor's and (ii) the Russell 2000 index. Triumph has not paid cash dividends on its common stock. Historic stock price is not indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG TRIUMPH GROUP, INC., THE RUSSELL 2000 INDEX
AND THE S & P AEROSPACE & DEFENSE INDEX

*$100 Invested on 3/31/99 in stock or index—including reinvestment of dividends. Fiscal year ending March 31.

Copyright © 2002. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm.

Certain Transactions

        On June 27, 2003, Citicorp Venture Capital, Ltd. ("CVC"), then a holder of approximately 7.6% of Triumph's common stock, sold all of its shares of Triumph common stock in an underwritten public offering. Pursuant to a registration rights agreement between CVC and Triumph, Triumph paid the expenses of the offering, other than underwriting discounts and commissions. These expenses totaled approximately $77,250. Mr. Joseph M. Silvestri, a director of Triumph, is a Vice President of CVC.

Proposal No. 2—Ratification of Selection of Auditors

        The audit committee has selected Ernst & Young LLP as Triumph's independent auditors for the fiscal year ending March 31, 2005 and the stockholders are asked to ratify this selection. Ernst & Young LLP has served as the independent public auditors for Triumph since 1993. All audit services provided by Ernst & Young LLP are approved by the audit committee. Ernst & Young LLP has advised Triumph that it has no direct or material indirect interest in Triumph or its affiliates. Representatives of Ernst & Young LLP are expected to attend the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The favorable vote of a majority of shares of common stock entitled to vote at the meeting, voting together as a class, is required to approve the ratification of the selection of auditors.

Audit Fees

        Ernst & Young LLP's fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC, issuance of comfort letters and consents, and accounting consultation for the fiscal years ended March 31, 2004 and March 31, 2003 were $1,205,000 and $686,400, respectively.

Audit-Related Fees

        Ernst & Young LLP's fees for the fiscal years ended March 31, 2004 and March 31, 2003 for assurance and related services that were reasonably related to the performance of the audits or reviews of Triumph's financial statements were $460,917 and $165,000, respectively. These services consisted primarily of employee benefit plan audits, financial due diligence in connection with certain acquisitions, and consultation concerning matters related to Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees

        Ernst & Young LLP's fees for the fiscal years ended March 31, 2004 and March 31, 2003 for tax compliance, tax advice and tax planning were $185,388 and $59,665, respectively.

All Other Fees

        Ernst & Young LLP did not perform any professional services other than audit services, assurance and related services with respect to audits and reviews and tax services in the fiscal years ended March 31, 2004 and March 31, 2003.

        The audit committee pre-approved the engagement of Ernst & Young LLP to render the audit and the permitted non-audit services described above. Triumph's audit committee has determined that Ernst & Young LLP's rendering of all other non-audit services is compatible with maintaining auditor independence. The audit committee has delegated to its chair the right to pre-approve all audit services, subject to ratification by the audit committee at its next meeting.

        The board recommends that stockholders vote "FOR" the ratification of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2005.

Proposal No. 3—Approval of the Triumph Group, Inc. 2004 Stock Incentive Plan

        On April 23, 2004, the board, upon the recommendation of the compensation and management development committee, approved the Triumph Group, Inc. 2004 Stock Incentive Plan (the "Stock Incentive Plan") under which 1,600,000 shares of common stock will be reserved for issuance (approximately 10% of the outstanding shares as of April 23, 2004). The Stock Incentive Plan will not become effective until it is approved by Triumph's stockholders at the annual meeting. In accordance with applicable stock exchange listing standards, the Board is asking Triumph's stockholders to approve the Stock Incentive Plan so that Triumph may use the shares of the Stock Incentive Plan to assist Triumph in achieving its goals of increasing profitability and stockholder value, while also receiving a federal income tax deduction for certain compensation paid under the Stock Incentive Plan under section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code") and for qualifying such shares for special tax treatment under section 422 of the Code.

        The Stock Incentive Plan has a number of special terms and limitations, including:

  •
  the exercise price of an option may not be reduced without stockholder approval (other than in connection with a change in Triumph's capitalization);

  •
  shares subject to awards that are cancelled, expire or are forfeited will be available for re-grant under the Stock Incentive Plan;

  •
  no employee may be granted, in any calendar year, awards covering more than 75,000 shares, except that in connection with his or her initial employment with Triumph, an employee may be granted awards covering up to an additional 50,000 shares;

  •
  non-employee directors may not participate in the Stock Incentive Plan; and

  •
  stockholder approval is required for certain types of amendments to the Stock Incentive Plan.

        If this proposal No. 3 is approved, the 1996 Stock Option Plan will be terminated and the remaining shares reserved for issuance thereunder, estimated to be 130,000 shares, will be cancelled.

Description of the Stock Incentive Plan

General

        The purpose of the Stock Incentive Plan is to encourage ownership in Triumph by key personnel whose long-term employment is considered essential to Triumph's continued progress and, thereby, encourage recipients to act in the stockholder's interest and share in Triumph's success. Options granted under the Stock Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Code, or non-statutory stock options.

Administration

        The Stock Incentive Plan will be administered by the compensation and management development committee of the board or its delegate.

Eligibility

        Awards may be granted under the Stock Incentive Plan to employees of Triumph and its subsidiaries. All employees are eligible to receive awards under the Stock Incentive Plan. The compensation and management development committee, in its discretion, selects the employees to whom awards may be granted, the time or times at which such awards are granted and the terms of such awards.

Section 162(m) Limitations

        Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to Triumph's Chief Executive Officer or any of the four other most highly compensated officers in a single taxable year. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Stock Incentive Plan provides that no employee may be granted more than 75,000 shares in any calendar year, except that an employee may be granted awards covering up to an additional 50,000 shares in connection with his or her initial employment with Triumph. Stockholder approval of this proposal will constitute stockholder approval of these limitations for section 162(m) purposes.

Share Limitations

        The aggregate number of shares subject to awards granted under the Stock Incentive Plan is 1,600,000. Awards can take the form of stock options, nonstatutory stock options or stock awards provided, however, that the aggregate number of shares issued under the Stock Incentive Plan as stock awards shall not exceed 480,000. Shares subject to awards that are cancelled, expire or are forfeited will be available for re-grant under the Stock Incentive Plan.

Terms and Conditions of Options

        Each option must be evidenced by a stock option agreement between Triumph and the participant and is subject to the following additional terms and conditions.

        Exercise Price.    The compensation and management development committee determines the exercise price of options at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is the closing price of a share in New York Stock Exchange Composite Transactions on the relevant date, or if no sale has been made on such exchange on that date, the closing price of a share in New York Stock Exchange Composite Transactions on the last preceding day on which there was a sale.

        Exercise of Option; Form of Consideration.    The compensation and management development committee determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified by the compensation and management development committee either in the option agreement or at the time of exercise of an option. The Stock Incentive Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of Triumph (with some restrictions), broker assisted same-day sales, any other form of consideration permitted by applicable law or any combination thereof.

        Term of Option.    The term of an option may be no more than ten years from the date of grant. An option may not be exercised after the expiration of its term.

        Termination of Employment.    Unless otherwise specified in the option agreement, if a participant's employment terminates for any reason (other than as described below), then all options held by the participant under the Stock Incentive Plan will terminate ninety days after the participant's termination.

        Death, Disability or Retirement Due to Age.    Unless otherwise specified in the option agreement, if a participant's employment terminates as a result of the participant's death, then all unvested options will remain exercisable and all options may be exercised until expiration of the stated term of the option. Unless otherwise specified in the option agreement, if a participant's employment terminates as a result of the participant's disability or retirement due to age, then all exercisable options shall remain exercisable until the expiration of the stated term of the option, provided that no option may be exercised after the expiration of its term.

        Voluntary Severance Incentive Program.    Unless otherwise specified in the option agreement, if a participant ceases to be an employee as a result of participation in a voluntary severance incentive program of Triumph or a subsidiary, all unvested options will immediately vest and all outstanding options will be exercisable until the expiration of the stated term of the option, provided that no option may be exercised after the expiration of its term.

        Divestiture or Workforce Restructuring.    If an employee ceases to be a participant because of a divestiture by Triumph or termination as part of a workforce restructuring program, the compensation and management development committee may, in its sole discretion, make some or all of the outstanding options granted to the participant become fully vested, and such options shall remain exercisable until the expiration of the stated term of the option. The determination of whether a divestiture or work force restructuring will occur shall be made by the compensation and management development committee in its sole discretion. If the participant does not exercise such option within the time specified, the option (to the extent not exercised) shall automatically terminate.

        Other Provisions.    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Stock Incentive Plan, as may be determined by the compensation and management development committee.

Terms and Conditions of Stock Awards

        Each stock award will be evidenced by a stock award agreement between Triumph and the participant and is subject to the following additional terms and conditions.

        Vesting and Performance Criteria.    Stock awards shall vest at such time and in such installments as determined by the compensation and management development committee; provided, however, that in the case of stock awards issued to corporate officers and employees designated as "Group Presidents," the vesting of stock awards may be subject to the attainment of performance goals, including attainment of certain levels of Total Shareholder Return of Triumph relative to Total Shareholder Return of a peer group of companies. Total Shareholder Return means the increase in value of a company over a period of time, plus dividends paid by the company over that period.

        Forfeiture.    Unless otherwise provided in the stock award agreement, upon a participant's termination of employment (other than as described below), the shares subject to a stock award that have not become vested pursuant to the stock award agreement shall be forfeited. For clarity, termination of employment due to death shall be covered by this paragraph.

        Disability or Retirement of Participant.    Unless otherwise provided in the stock award agreement, if a participant's termination of employment is due to the participant's disability or retirement, all outstanding stock awards granted to such participant shall continue to vest, provided certain conditions are met as specified in the Stock Incentive Plan.

        Voluntary Severance Incentive Program.    Unless otherwise specified in the stock award agreement, if a participant ceases to be an employee as a result of participation in a voluntary severance incentive program of Triumph or a subsidiary, all unvested options will immediately vest and all forfeiture provisions shall lapse.

        Divestiture and Workforce Restructuring.    If a participant ceases to be an employee because of a divestiture by Triumph or termination as part of a workforce restructuring program, as determined by the compensation and management development committee in its sole discretion, the compensation and management development committee may, in its sole discretion, accelerate the vesting of all or a portion of any outstanding stock award granted to such participant and provide that all forfeiture provisions with respect to such stock awards shall lapse. The determination of whether a divestiture or work force restructuring will occur shall be made by the compensation and management development committee in its sole discretion.

Nontransferability

        Unless otherwise determined by the compensation and management development committee, awards granted under the Stock Incentive Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the participant's lifetime only by the participant. The compensation and management development committee shall have sole discretion to permit the transfer of an award.

Adjustments Upon Changes in Captitalization, Merger or Sale of Assets

        Subject to any required action by Triumph's stockholders, (1) the number and kind of shares covered by each outstanding award, (2) the price per share subject to each outstanding award and (3) the share limitations set forth in Section 3 of the Stock Incentive Plan will be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Triumph's stock, or any other increase or decrease in the number of issued shares of Triumph's stock effected without receipt of consideration by Triumph.

        In the event of a liquidation or dissolution, any unexercised options will terminate. The compensation and management development committee will notify each participant as soon as practicable prior to the effective date of such proposed transaction and, in its discretion, may provide that each participant shall have the right to exercise all of the participant's options, including those not otherwise exercisable, and be fully vested in any stock awards until the date ten days prior to the consummation of the liquidation or dissolution.

        In the event of a change of control of Triumph, as defined in the Stock Incentive Plan and determined by the compensation and management development committee, the compensation and management development committee, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards, and provide for the cancellation of awards in exchange for a cash payment to the participant.

Amendment and Termination of the Plan

        The compensation and management development committee may amend, alter, suspend or terminate the Stock Incentive Plan, or any part thereof, at any time and for any reason. Nevertheless, Triumph will obtain stockholder approval for any amendment to the Stock Incentive Plan to the extent required by applicable laws or stock exchange rules. In addition, without limiting the foregoing, unless approved by Triumph's stockholders, no such amendment shall be made that would: (1) materially increase the maximum number of shares for which awards may be granted under the Stock Incentive Plan, other than an increase pursuant to a change in Triumph's capitalization, (2) reduce the minimum exercise price for options granted under the Stock Incentive Plan, (3) reduce the exercise price of outstanding options, or (4) change the class of persons eligible to receive awards under the Stock Incentive Plan. No such action by the compensation and management development committee or stockholders may alter or impair any award previously granted under the Stock Incentive Plan without the written consent of the participant. Unless terminated earlier, the Stock Incentive Plan shall terminate ten years from the date of its approval by the stockholders.

New Plan Benefits

        Because benefits under the Stock Incentive Plan will depend on the compensation and management development committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the Stock Incentive Plan is approved by the stockholders. None of our non-executive directors will receive any awards under the Stock Incentive Plan.

Federal Income Tax Consequences

        Incentive Stock Options.    A participant who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, the participant will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the participant will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the participant will recognize a capital loss equal to the difference between the exercise price and the sale price. Triumph is entitled to a deduction in the same amount as and at the time that the participant recognizes ordinary income. Accordingly, stock that is received pursuant to the exercise of an incentive stock option will not result in a deduction to Triumph if stock is not held more than two years after grant of the option and one year after exercise of the option.

        Nonstatutory Stock Options.    A participant does not recognize any taxable income at the time a non-statutory stock option is granted. Upon exercise, the participant recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Triumph is subject to tax withholding by Triumph. Triumph is entitled to a deduction in the same amount as and at the same time the participant recognizes ordinary income. Upon a disposition of such shares by the participant, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

        Stock Awards.    Stock awards will generally be taxed in the same manner as nonstatutory stock options. A restricted stock award, however, is subject to a "substantial risk of forfeiture" within the meaning of section 83 of the Code to the extent the award will be forfeited in the event that the employee ceases to provide services to Triumph. As a result of this substantial risk of forfeiture, the employee will not recognize ordinary income at the time of award. Instead, the employee will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The employee's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

        The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by Triumph. Triumph is entitled to a deduction in the same amount as and at the same time the employee recognizes ordinary income, subject to Section 162(m) of the Code, which may disallow the deduction to the extent that the amount received by Triumph's Chief Executive Officer or any of the four other most highly compensated officers exceeds $1 million in a single taxable year.

        The foregoing in only a summary of the effect of U.S. federal income taxation upon participants and Triumph with respect to the grant and exercise of awards under the Stock Incentive Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable.

Incorporated by reference

        The foregoing is only a summary of the Stock Incentive Plan and is qualified in its entirety by reference to its full text, a copy of which is attached as Appendix B to this Proxy Statement.

Equity Compensation Plan Information

        The following table summarizes certain information with respect to our compensation plans and individual compensation arrangements under which our equity securities have been authorized for issuance as of the fiscal year ended March 31, 2004:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,034,467	$34.28	155,052
Equity compensation plans not approved by security holders	—	$—	—
Total	1,034,467	$34.27	155,052

        The board recommends that stockholders vote "FOR" the approval of the Triumph Group, Inc. 2004 Stock Incentive Plan.

General and Other Matters

        The board knows of no matter, other than as referred to in this proxy statement, which will be presented at the meeting. However, if other matters properly come before the meeting, or any of its adjournments, the person or persons voting the proxies will vote them with their judgment in those matters.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires Triumph's directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of Triumph's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Triumph. Directors, officers and 10% holders are required by SEC regulations to send Triumph copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms sent to Triumph and the representations made by the reporting persons to Triumph, Triumph believes that during the fiscal year ended March 31, 2004, its directors, officers and 10% holders complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

Stockholder Proposals—2005 Annual Meeting

        Proposals of stockholders intended to be presented at the annual meeting of stockholders in 2005 must be received by February 10, 2005 to be considered for inclusion in Triumph's proxy statement and form of proxy relating to that meeting. If any stockholder wishes to present a proposal to the 2005 annual meeting of stockholders that is not included in Triumph's proxy statement for that meeting and fails to submit that proposal to the Secretary of Triumph on or before April 26, 2005, then Triumph will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in its proxy statement. Stockholder proposals should be directed to the Secretary, at the address of Triumph set forth on the first page of this proxy statement.

Householding of Proxy Materials

        Certain stockholders who share the same address may receive only one copy of the Proxy Statement and Triumph's 2004 Annual Report to Stockholders in accordance with a notice delivered earlier this year from such stockholders' bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as "householding," is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of the Proxy Statement or the Annual Report, either by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting Triumph by telephone at (610) 251-1000 or in writing at 1550 Liberty Ridge, Suite 100, Wayne, PA 19087, Attention: Secretary. Stockholders who are requesting to commence or discontinue householding should provide their name, the name of their broker, bank or other record holder, and their account information.

Annual Report on Form 10-K

        Triumph will promptly provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of Triumph's annual report on Form 10-K for the fiscal year ended March 31, 2004 including financial statements and the schedules thereto. Such written and any oral requests should be directed to Triumph at 1550 Liberty Ridge, Suite 100, Wayne, PA 19087, (610) 251-1000 Attention: Secretary.

By order of the board of directors,

Richard C. Ill President and CEO

June 7, 2004

APPENDIX A

TRIUMPH GROUP, INC.
AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors on July 21, 2003

Organization

        This charter governs the operation of the audit committee of the board of directors. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors for any changes to this charter. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom shall be independent of management and Triumph Group, Inc ("Triumph"). Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and Triumph and if they meet the other independence requirements for serving on audit committees as set forth in the NYSE's listed company manual and under applicable federal securities laws. All committee members shall be financially literate and at least one member shall have accounting or related financial management expertise. Triumph shall use all reasonable efforts to assure that, after December 31, 2003, at least one member of the audit committee shall qualify as an "audit committee financial expert" as defined in SEC Regulation S-K, item 401.

Statement of Policy

        The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the integrity of Triumph's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the independent auditor's review of quarterly financial statements and audit of annual financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of Triumph. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records facilities, and personnel of Triumph.

Responsibilities and Processes

        The primary responsibility of the audit committee is to oversee Triumph's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing Triumph's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practice, and ethical behavior.

        The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  •
  The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee. The committee select, retain, determine the compensation of, evaluate and, where appropriate, replace the independent auditors engaged for the purpose of preparing and issuing an audit report and related work with respect to Triumph's financial statements. The independent

A-1

    auditors engaged for this work shall report directly to the committee. All audit and non-audit engagements of the independent auditors, including the fees and other terms of engagement, shall be approved in advance by the committee (or one or more of its members to whom such power has been delegated by the committee).

  •
  The committee shall discuss with the auditors their qualifications and independence from management and Triumph and shall ensure the Committee's receipt from the independent auditors of the written disclosures required by the Independence Standards Board.

  •
  The committee shall review with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and establish the compensation for the independent auditors. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including Triumph's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the result of their examinations.

  •
  The committee shall review the interim financial statements with management and the independent auditors prior to the filing of Triumph's Quarterly Report on Form 10-Q. Also the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

  •
  The committee shall review with management and the independent auditors the financial statements to be included in Triumph's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

  •
  The committee shall issue annually a report to be included in Triumph's proxy statement for its annual meeting of shareholders and include in such report whether the committee recommended to the Board of Directors that the audited financial statements be included in that year's Annual Report on Form 10-K.

  •
  The committee shall establish, within the time periods specified by applicable law and/or stock exchange listing standards, procedures for the receipt, retention and treatment of complaints received by Triumph regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  •
  The committee shall obtain such advice and assistance from outside legal, accounting or other advisors as it deems necessary to carry out its duties, and Triumph shall provide all funding necessary for the compensation of the independent auditor and all other entities engaged by the committee.

  •
  The committee shall review with the independent auditors matters relating to (i) critical accounting policies and practices used by Triumph, (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, (iii) the risks of using any such alternative treatments or disclosures, and (iv) material written communications between management and the independent auditor, including internal control observations and recommendations.

  •
  The committee shall review any disclosures made by the chief executive and chief financial officers in their certification process for Triumph's periodic reports filed with the SEC about any significant deficiencies in the design or operation of internal controls, any material weaknesses in internal controls, and any fraud, whether or not material, involving management or other employees having a significant role in internal controls.

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APPENDIX B

TRIUMPH GROUP, INC.
2004 STOCK INCENTIVE PLAN

1.     Purpose of the Plan.

        The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the shareowner's interest and share in the Company's success.

2.     Definitions.

        As used herein, the following definitions shall apply:

          (a) "Affiliate" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Committee.

          (b) "Award" means a Stock Award or Option granted in accordance with the terms of the Plan.

          (c) "Awardee" means an Employee of the Company or any Affiliate who has been granted an Award under the Plan.

          (d) "Award Agreement" means a Stock Award Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Committee, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Change in Control" means any of the following, unless the Committee provides otherwise:

    i.
    any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose shareowners did not own all or substantially all of the Common Stock in substantially the same proportions as immediately prior to such transaction);

    ii.
    the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary);

    iii.
    the acquisition of beneficial ownership of a controlling interest (including, without limitation, power to vote) the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act);

    iv.
    the dissolution or liquidation of the Company; or

    v.
    a contested election of directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board.

          (g) "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Committee" means the Compensation Committee of the Board.

          (i) "Common Stock" means the common stock of the Company.

          (j) "Company" means Triumph Group, Inc., a Delaware corporation, or its successor.

          (k) "Employee" means a regular, active employee of the Company or any Affiliate.

          (l) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, with respect to a Share, unless the Committee determines otherwise, the closing price of a Share in New York Stock Exchange Composite Transaction on the relevant date, or if no sale shall have made on such exchange on that date, the closing price of a Share in New York Stock Exchange Composite Transaction on the last preceding day on which there was a sale.

          (n) "Grant Date" means the date as of which an Award is granted.

          (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of section 422 of the Code and the regulations promulgated thereunder.

          (p) "Nonstatutory Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

          (q) "Option" means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

          (r) "Participant" means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

          (s) "Plan" means Triumph Group, Inc. 2004 Stock Incentive Plan, as set forth herein and as amended from time to time.

          (t) "Retirement" means retirement from active employment with the Company or a Subsidiary pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Committee.

          (u) "Share" means a share of Common Stock, as adjusted, if applicable, in accordance with Section 13 of the Plan.

          (v) "Stock Award" means an award or issuance of Shares made under Section 11 of the Plan.

          (w) "Subsidiary" means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

          (x) "Termination of Employment" shall mean, with respect to any Employee, the Employee's ceasing to be an Employee; provided, however, that for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Committee shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

          (y) "Total and Permanent Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

          (z) "Total Shareholder Return" shall mean the increase in value of a company over a period of time, plus dividends paid by such company during such period.

3.     Stock Subject to the Plan.

          (a)    Aggregate Limits.    Subject to Section 13, the aggregate number of Shares subject to Awards granted under the Plan is 1,600,000 Shares provided, however, that the aggregate number of Shares issued under the Plan as Stock Awards shall not exceed 480,000. Shares subject to Awards that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

          (b)    Code Section 162(m) and 422 Limits.    Subject to Section 13, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 75,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 50,000 Shares. Subject to Section 13, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan is 1,600,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 13(a) only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Code section 162(m) or the ability to grant or the qualification of Incentive Stock Options under the Plan.

4.     Administration Of The Plan.

          (a)    Procedure.

  i.
  Administrator. The Plan shall be administered by the Committee.

  ii.
  Section 162. To the extent that the Committee determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of section 162(m) of the Code, Awards to "covered employees" within the meaning of section 162(m) of the Code or Employees that the Committee determines may be "covered employees" in the future shall be made by a Committee of two or more "outside directors" within the meaning of section 162(m) of the Code.

  iii.
  Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by applicable law (including applicable stock exchange rules), the Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in the Plan. Such delegation may be revoked at any time.

          (b)    Powers of the Committee.    Subject to the other provisions of the Plan, the Committee shall have the authority, in its discretion:

  i.
  to select the Employees to whom Awards are to be granted hereunder;

  ii.
  to determine the number of Shares to be covered by each Award granted hereunder;

  iii.
  to determine the type of Award to be granted to the selected Employees;

  iv.
  to approve forms of Award Agreements for use under the Plan;

  v.
  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

  vi.
  to correct administrative errors;

  vii.
  to construe and interpret the terms of the Plan and Awards granted under to the Plan;

  viii.
  to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures;

  ix.
  to prescribe, amend and rescind rules and regulations relating to the Plan;

  x.
  to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 14 and may not impair any outstanding Award unless agreed to in writing by the Participant;

  xi.
  to allow Participants to satisfy withholding tax amounts by electing (in such form and under such conditions as the Committee may provide) to have the Company withhold from the Shares to be issued upon exercise of a Nonstatutory Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld;

  xii.
  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee;

  xiii.
  to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation: (A) restrictions under an insider trading policy; and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

  xiv.
  to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

          (c)    Effect of Committee's Decision.    All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.     Eligibility.

        Awards may be granted only to Employees.

6.     Term of Plan.

        The Plan shall become effective upon its approval by shareholders of the Company. It shall continue in effect for a term of ten (10) years from the later of the date the Plan or any amendment to add shares to the Plan is approved by shareholders of the Company unless terminated earlier under Section 14.

7.     Term of Award.

        The term of each Award shall be determined by the Committee and stated in the Award Agreement. In the case of an Option, the term shall be no longer than ten (10) years from the Grant Date.

8.     Options.

        Each Option shall be evidenced by an Option Agreement, the terms and conditions of which are consistent with the following:

          (a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

          (b)    No Option Repricings.    Other than in connection with a change in the Company's capitalization (as described in Section 13(a)), the exercise price of an Option may not be reduced without shareholder approval.

          (c)    Vesting Period and Exercise Dates.    Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Committee.

          (d)    Form of Consideration.    The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

    i.
    cash;

    ii.
    check or wire transfer (denominated in U.S. Dollars);

    iii.
    subject to any conditions or limitations established by the Committee, other Shares which (A) in the case of Shares acquired upon the exercise of an Option, have been owned by the Participant for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

    iv.
    consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Committee;

    v.
    such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable law; or

    vi.
    any combination of the foregoing methods of payment.

9.     Option Limitations/Terms.

          (a)    Eligibility for Incentive Stock Options.    Only employees (as determined in accordance with section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

          (b)    $100,000 Limitation for Incentive Stock Options.    Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

          (c)    Effect of Termination of Employment on Options.

  i.
  Generally. Unless otherwise provided in the Option Agreement, upon an Awardee's Termination of Employment other than as a result of circumstances described in Sections 9(c)(ii), (iii) and (iv) below, any outstanding Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate 90 days after the date of the Awardee's Termination of Employment.

  ii.
  Disability or Retirement of Awardee. Unless otherwise provided in the Option Agreement, upon an Awardee's Termination of Employment as a result of the Awardee's disability (as determined by the Committee) or Retirement all outstanding exercisable Options granted to such Awardee shall remain exercisable until the expiration of the stated term of the Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

  iii.
  Death of Awardee. Unless otherwise provided in the Option Agreement, upon an Awardee's Termination of Employment as a result of the Awardee's death, all outstanding exercisable Options granted to such Awardee shall remain exercisable until the expiration of the stated term of the Option. If an Option is held by the Awardee when he or she dies, the Option may be exercised by the beneficiary designated by the Awardee, the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Option under the Awardee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.

  iv.
  Voluntary Severance Incentive Program. Upon an Awardee's Termination of Employment as a result of participation in a voluntary severance incentive program of the Company or a Subsidiary approved by the Board or a Committee, unless provided otherwise pursuant to the terms of such voluntary severance incentive program, all outstanding Options granted to the Awardee shall immediately become fully vested and shall remain exercisable until the expiration of the stated term of the Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

  v.
  Divestiture. If an Awardee will cease to be an Employee because of a divestiture by the Company, prior to such Termination of Employment, the Committee may, in its sole discretion, make some or all of the outstanding Options granted to the Awardee become fully vested, and such Options shall remain exercisable until the expiration of the stated term of the Option. The determination of whether a divestiture will occur shall be made by the Committee in its sole discretion. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

  vi.
  Work Force Restructuring or Similar Program. If an Awardee will cease to be an Employee because of a work force restructuring or similar program, prior to such Termination of Employment, the Committee may, in its sole discretion, make some or all of the outstanding Options granted to the Awardee become fully vested and such Options shall remain exercisable until the expiration of the stated term of the Option. The determination of whether a work force restructuring will occur shall be made by the Committee in its sole discretion. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

10.   Exercise of Option.

        (a) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Option Agreement.

        (b) An Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (ii) full payment for the Shares with respect to which the related Option is exercised; and (iii) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

        (c) Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Committee or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareowner shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

        (d) An Option may not be exercised for a fraction of a Share.

11.   Stock Awards.

        Each Stock Award shall be evidenced by a Stock Award Agreement, the terms and conditions of which are consistent with the following:

          (a) Restrictions and Performance Criteria. Stock Awards shall vest at such time and in such installments as determined by the Committee; provided, however, that in the case of Stock Awards issued to corporate officers and Employees designated as "Group Presidents," the vesting of Stock Awards may be subject to the attainment of performance goals, including attainment of certain levels of Total Shareholder Return of the Company relative to Total Shareholder Return of a peer group of companies.

          (b) Forfeiture. Unless otherwise provided in the Stock Award Agreement, upon the Awardee's Termination of Employment (other than as provided below in Sections 11(d), (e) and (f)), the Shares subject to a Stock Award that have not become vested pursuant to the Stock Award Agreement shall be forfeited. For clarity, termination of employment due to death shall be covered by this paragraph.

          (c) Disability or Retirement of Awardee. Unless otherwise provided in the Stock Award Agreement, if an Awardee's Termination of Employment is due to the Awardee's disability or Retirement, all outstanding Stock Awards granted to such Awardee shall continue to vest, provided the following conditions are met:

    i.
    The Awardee shall not render services for any organization or engage directly or indirectly in any business which, in the opinion of the Committee, competes with, or is in conflict with the interest of, the Company. The Awardee shall be free, however, to purchase as an investment or otherwise stock or other securities of such organizations as long as they are listed upon a recognized securities exchange or traded over-the-counter, or as long as such investment does not represent a substantial investment in the opinion of the Committee or a significant (greater than 3%) interest in the particular organization. For the purposes of this subsection, a company (other than an Affiliate) which is engaged in the business of producing, leasing or selling products or providing services of the type now or at any time hereafter made or provided by the Company or any of its Affiliates shall be deemed to compete with the Company;

    ii.
    The Awardee shall not, without prior written authorization from the Company, use in other than the business of the Company or any of its Affiliates, any confidential information or material relating to the business of the Company or its Affiliates, either during or after employment with the Company or any of its Affiliates;

    iii.
    The Awardee shall disclose promptly and assign to the Company or one of its Affiliates, as appropriate, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Awardee during employment by the Company or any of its Affiliates, relating in any manner to the actual or anticipated business, research or development work of the Company or any of its Affiliates and shall do anything reasonably necessary to enable the Company or one of its Affiliates, as appropriate, to secure a patent where appropriate in the United States and in foreign countries; and

    iv.
    An Awardee retiring due to age shall render, as a consultant and not as an Employee, such advisory or consultative services to the Company as shall be reasonably requested in writing from time to time by the Committee, consistent with the state of the retired Awardee's health and any employment or other activities in which such Awardee may be engaged. For purposes of this Plan, the Awardee shall not be required to devote a major portion of time to such services and shall be entitled to reimbursement for any reasonable out-of-pocket expenses incurred in connection with the performance of such services.

          (d) Voluntary Severance Incentive Program. Upon an Awardee's Termination of Employment as a result of participation in a voluntary severance incentive program of the Company or an Affiliate approved by the Committee, then unless provided otherwise pursuant to the terms of such voluntary severance incentive program, all outstanding Stock Awards granted to such Awardee shall immediately vest and all forfeiture provisions shall lapse.

          (e) Divestiture. If an Awardee will cease to be an Employee because of a divestiture by the Company, prior to such Termination of Employment, the Committee may, in its sole discretion, accelerate the vesting of all or a portion of any outstanding Stock Award granted to such Awardee and provide that all forfeiture provisions with respect to such Stock Awards shall lapse. The determination of whether a divestiture will occur shall be made by the Committee in its sole discretion.

          (f) Work Force Restructuring or Similar Program. If an Awardee will cease to be an Employee because of a work force restructuring, prior to such Termination of Employment, the Committee may, in its sole discretion, accelerate the vesting of all or a portion of any outstanding Stock Award granted to such Awardee and provide that all forfeiture provisions with respect to such Stock Awards shall lapse. The determination of whether a work force restructuring will occur and whether the Awardee ceases to be an Employee because of such work force restructuring shall be made by the Committee in its sole discretion.

          (g) Rights as a Shareholder. The Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

12.   Other Provisions Applicable to Awards.

        (a) Non-Transferability of Awards. Unless provided otherwise in an Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution.

        (b) Certification. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any performance criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

13.   Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

        (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, (ii) the price per Share subject to each such outstanding Award and (iii) the Share limitations set forth in Section 3, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Option to be fully vested and exercisable until ten (10) days prior to such transaction. In addition, the Committee may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

        (c) Change in Control. In the event there is a Change in Control of the Company, as determined by the Committee, the Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards; and (iii) provide for the cancellation of Awards in exchange for a cash payment to the Participant.

14.   Amendment and Termination of the Plan.

        (a) Amendment and Termination. The Committee may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareowners of the Company in the manner and to the extent required by applicable law (including applicable stock exchange requirements). In addition, without limiting the foregoing, unless approved by the shareowners of the Company, no such amendment shall be made that would:

  i.
  materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 13;

  ii.
  reduce the minimum exercise price for Options granted under the Plan;

  iii.
  reduce the exercise price of outstanding Options; or

  iv.
  change the class of persons eligible to receive Awards under the Plan.

        (b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        (c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or the Committee nor the submission of the Plan to the shareowners of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15.   Designation of Beneficiary.

        (a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under applicable law.

        (b) Such designation of beneficiary may be changed by the Awardee at any time by written notice in a form approved by the Committee. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one of the dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

16.   No Right to Awards or to Employment.

        No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

17.   Legal Compliance.

        Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

18.   Inability to Obtain Authority.

        To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.   Reservation of Shares.

        The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.   Notice.

        Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

21.   Governing Law; Interpretation of Plan and Awards.

        (a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

        (b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

        (c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

        (d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

        (e) All questions arising under the Plan or under any Award shall be decided by the Committee in its total and absolute discretion.

22.   Limitation on Liability.

        The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

          (a)    The Non-Issuance of Shares.    The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

          (b)    Tax Consequences.    Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

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PROXY

This Proxy is solicited on behalf of the Board of Directors
Triumph Group, Inc.

        The undersigned hereby appoints Richard C. Ill and John R. Bartholdson as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Triumph Group, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held on July 12, 2004 or any adjournments thereof.

If no direction is made with respect to the election of directors or if you vote "FOR" the election of the nominees as directors, the proxies will allocate votes in their discretion among the nominees, unless otherwise specified.	Please mark your votes as indicated in this example ☒

The Board recommends a vote "FOR" the following directors:

1.
Election of directors.

Nominees:    Richard C. Ill, John R. Bartholdson, Richard C. Gozon, Claude F. Kronk, Joseph M. Silvestri, William O. Albertini, George S. Simpson and Terry D. Stinson.

To withhold authority to vote for any nominee, check the "FOR" box below and cross out his name above. To withhold authority to vote for all nominees, check the "WITHHOLD AUTHORITY" box below.

To distribute your votes on a cumulative basis, write the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each on the line below.

FOR all nominees listed above (except for those nominees I have crossed-out) ☐	WITHHOLD AUTHORITY to vote for all nominees listed above ☐

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE
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The Board recommends a vote "FOR" Proposal No. 2.

2.	Ratification of appointment of Ernst & Young LLP as independent auditors.	FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board recommends a vote "FOR" Proposal No. 3.
3.	Approval of the Triumph Group, Inc. 2004 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Signature Signature Date
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

QuickLinks

Notice of Annual Meeting of Stockholders To Be Held on July 12, 2004
Proxy Statement For 2004 Annual Meeting of Stockholders To be held on July 12, 2004
General Information
Solicitation of Proxies
Quorum and Voting Rights
Proposal No. 1—Election of Directors
Report of Audit Committee
Executive Compensation
Summary Compensation Table
Report of Compensation and Management Development Committee on Executive Compensation
Security Ownership of Principal Stockholders and Management
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG TRIUMPH GROUP, INC., THE RUSSELL 2000 INDEX AND THE S & P AEROSPACE & DEFENSE INDEX
Certain Transactions
Proposal No. 2—Ratification of Selection of Auditors
Proposal No. 3—Approval of the Triumph Group, Inc. 2004 Stock Incentive Plan
Equity Compensation Plan Information
General and Other Matters
Section 16(a) Beneficial Ownership Reporting Compliance
Stockholder Proposals—2005 Annual Meeting
Householding of Proxy Materials
Annual Report on Form 10-K
TRIUMPH GROUP, INC. AUDIT COMMITTEE CHARTER Adopted by the Board of Directors on July 21, 2003
TRIUMPH GROUP, INC. 2004 STOCK INCENTIVE PLAN